UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2016 (March 21, 2016)

AIRCASTLE LIMITED

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-32959	98-0444035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 300 First Stamford Place Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 504-1020

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

(a) Underwriting Agreement

On March 21, 2016, Aircastle Limited (the “Company”) entered into an Underwriting Agreement, dated March 21, 2016 (the “Underwriting Agreement”), between the Company and Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein, relating to the sale by the Company of $500.0 million aggregate principal amount of the Company’s 5.000% Senior Notes due 2023 (the “Notes”).

The foregoing is qualified in its entirety by reference to the Underwriting Agreement, attached as Exhibit 1.1 hereto and incorporated herein by reference.

(b) Supplemental Indenture

On March 24, 2016, the Company issued the Notes pursuant to an Indenture, dated as of December 5, 2013 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee for the Notes (the “Trustee”), as supplemented by a Fourth Supplemental Indenture, dated as of March 24, 2016, between the Company and the Trustee (the “Fourth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Notes were offered pursuant to a Prospectus Supplement, dated March 21, 2016, to the Prospectus, dated May 6, 2015, filed as part of the Company’s Registration Statement on Form S-3 (Registration No. 333-203910) filed with the U.S. Securities and Exchange Commission. The Fourth Supplemental Indenture includes the form of the Notes. The Notes will pay interest semi-annually on October 1 and April 1, beginning on October 1, 2016, at a rate of 5.000% per annum, until April 1, 2023.

The Company intends to use the net proceeds from the sale of Notes for general corporate purposes, which may include the acquisition of aircraft or the refinancing of its existing indebtedness.

The foregoing is qualified in its entirety by reference to the Fourth Supplemental Indenture, attached as Exhibit 4.1 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01(b) is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 21, 2016, between Aircastle Limited and Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein

4.1	Fourth Supplemental Indenture, dated as of March 24, 2016, between Aircastle Limited and Wells Fargo Bank, National Association, as trustee

4.2	Form of 5.000% Senior Notes due 2023 (included in Exhibit 4.1)

5.1	Opinion of Conyers Dill & Pearman Limited

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED (Registrant)

By:	/s/ Christopher Beers
Christopher Beers General Counsel

Date: March 24, 2016

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 21, 2016, between Aircastle Limited and Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein

4.1	Fourth Supplemental Indenture, dated as of March 24, 2016, between Aircastle Limited and Wells Fargo Bank, National Association, as trustee

4.2	Form of 5.000% Senior Notes due 2023 (included in Exhibit 4.1)

5.1	Opinion of Conyers Dill & Pearman Limited

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)